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                                                                    EXHIBIT 10.2


                             SYCAMORE NETWORKS, INC.

                  1999 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN



1. Purpose.  This Non-Qualified Stock Option Plan, to be known as the 1999 Non-
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Employee Director Stock Option Plan (hereinafter, this "PLAN") is intended to promote the interests of Sycamore Networks, Inc. (hereinafter, the "COMPANY") by providing an inducement to obtain and retain the services of qualified persons who are not employees or officers of the Company to serve as members of its Board of Directors (the "BOARD").

2. Available Shares; Annual Increase in Shares.  (a) The total number of shares
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of Common Stock, par value $.001 per share, of the Company (the "COMMON STOCK")
for which options may be granted under this Plan shall not exceed 500,000 shares (after giving effect to the three-for-one stock split approved by the Board of Directors on August 17, 1999), subject to adjustment in accordance with paragraph 11 of this Plan. Shares subject to this Plan are authorized but unissued shares or shares that were once issued and subsequently reacquired by the Company. If any options granted under this Plan are surrendered before exercise or lapse without exercise, in whole or in part, the shares reserved therefor shall continue to be available under this Plan.

   (b) As of August 1 of each year, commencing with the year 2000, the aggregate number of Common Shares available for the grant of options under the Plan shall automatically be increased by the number to cause the total number of Common Shares then available to be restored to 500,000.

3. Administration.  This Plan shall be administered by the Board or by a
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committee appointed by the Board (the "Committee").  In the event the Board fails to appoint or refrains from appointing a Committee, the Board shall have all power and authority to administer this Plan. In such event, the word "Committee" wherever used herein shall be deemed to mean the Board. The Committee shall, subject to the provisions of the Plan, have the power to construe this Plan, to determine all questions hereunder, and to adopt and amend such rules and regulations for the administration of this Plan as it may deem desirable. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to this Plan or any option granted under it.

4. Automatic Grant of Options.  Subject to the availability of shares under this
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Plan,

   (a) each person who is or becomes a member of the Board and who is not an employee or officer of the Company (a "Non-Employee Director") shall be automatically granted on the latest of (i) the date such person is first elected to the Board, or (ii) August 17, 1999 (the "Approval Date"), (such later date being referred to herein as the "Grant Date"), without further action by the Board, an option to purchase 30,000 shares of the Common Stock (after giving effect to the three-for-one stock split approved by the Board of Directors on August 17, 1999), and
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   (b) beginning on the date of the Company's annual meeting of shareholders for fiscal year 2000, each person receiving an option pursuant to clause (a) hereof who is a Non-Employee Director immediately following each successive annual meeting of stockholders occurring after such person's Grant Date during the term of this Plan shall be automatically granted on each such annual meeting date an option to purchase 10,000 shares of the Common Stock (after giving effect to the three-for-one stock split approved by the Board of Directors on August 17,
1999).

   The options to be granted under this paragraph 4 shall be the only options
ever to be granted at any time to such member under this Plan.   Notwithstanding
anything to the contrary set forth herein, if this Plan is not approved by a majority of the Company's stockholders present, or represented, and entitled to vote at the first meeting of Stockholders of the Company following the Approval Date, then the Plan and the options granted pursuant to this Section 4 shall terminate and become void, and no further options shall be granted under this Plan.

5. Option Price.  The purchase price of the stock covered by an option granted
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pursuant to this Plan shall be 100% of the fair market value of such shares on the day the option is granted. The option price will be subject to adjustment in accordance with the provisions of paragraph 10 of this Plan. For purposes of this Plan, if, at the time an option is granted under the Plan, the Company's Common Stock is publicly traded, "fair market value" shall be determined as of the last business day for which the prices or quotes discussed in this sentence are available prior to the date such option is granted and shall mean (i) the average (on that date) of the high and low prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Common Stock on the Nasdaq National Market, if the Common Stock is not then traded on a national securities exchange; or (iii) the closing bid price (or average of bid prices) last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the Nasdaq National Market List. The "fair market value" of the stock issuable upon exercise of an option granted pursuant to the Plan within 120 days prior to the time the Company's Common Stock is publicly traded shall be deemed to be equal to the initial per-share purchase price at which the Company's Common Stock is offered to the public. However, if the Common Stock is not publicly traded at the time an option is granted under the Plan, "fair market value" shall be deemed to be the fair value of the Common Stock as determined by the Committee after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length.

6. Period of Option.  Unless sooner terminated in accordance with the provisions
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of paragraph 8 of this Plan, an option granted hereunder shall expire on the date which is ten (10) years after the date of grant of the option.

7. (a) Vesting of Shares and Non-Transferability of Options.  Options granted
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under this Plan shall be fully exercisable on the date of grant, subject to such restrictions or repurchase rights as defined below in paragraph 10. Options granted under clause (a) of paragraph 4 of this Plan shall vest in the optionee in accordance with the following schedule, provided that the optionee has continuously served as a member of the Board through such vesting date:
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   Vested Ratio                  Date of Vesting
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       33 1/3%                   One year from the date of grant

       66 2/3%                   Two years from the date of grant

       100%                      Three years from the date of grant

provided, that, in the event that an optionee's term as a director expires at
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the date of an annual meeting of stockholders within the 90-day period preceding any vesting date, the installment of such option corresponding to such vesting date shall vest on the date of such meeting.

   Options granted under clause (b) of paragraph 4 of the Plan shall vest in the optionee and thus become exercisable on the earlier of one year from the date of grant or the date of the next meeting of stockholders, provided that the optionee has continuously served as a member of the Board through such vesting date.

   Notwithstanding the foregoing provisions of this part (a) to paragraph 7, an option installment shall not vest with respect to any of the vesting periods described above in the event the optionee fails to attend at least 75% of the meetings of the Board of Directors during such period.

   The number of shares as to which options may be exercised shall be cumulative, so that once the option shall become exercisable as to any shares it shall continue to be exercisable as to said shares, until expiration or termination of the option as provided in this Plan.


   (b) Non-transferability.  Any option granted pursuant to this Plan shall not
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be assignable or transferable other than by will or the laws of descent and distribution or pursuant to a domestic relations order and shall be exercisable during the optionee's lifetime only by him or her.

8. Termination of Option Rights.
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   (a) Except as otherwise specified in the agreement relating to an option, in the event an optionee ceases to be a member of the Board for any reason other than death or permanent disability, by the optionee within 90 days of the date the optionee ceased to be a member of the Board; and all options shall terminate after such 90 days have expired.

   (b) In the event that an optionee ceases to be a member of the Board by reason of his or her death or permanent disability, all unexercised options shall be fully vested and exercisable by the optionee (or by the optionee's personal representative, heir or legatee, in the event of death) until the scheduled expiration date of the option.

9. Exercise of Option.  Subject to the terms and conditions of this Plan and the
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option agreements, an option granted hereunder shall be exercisable in whole or in part by giving
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written notice to the Company by mail or in person addressed to Sycamore
Networks, Inc., at its principal executive offices, stating the number of shares with respect to which the option is being exercised, accompanied by payment in full for such shares. Payment may be (a) in United States dollars in cash or by check, (b) in whole or in part in shares of the Common Stock of the Company already owned by the person or persons exercising the option or shares subject to the option being exercised (subject to such restrictions and guidelines as the Board may adopt from time to time), valued at fair market value determined in accordance with the provisions of paragraph 5 or (c) consistent with applicable law, through the delivery of an assignment to the Company of a sufficient amount of the proceeds from the sale of the Common Stock acquired upon exercise of the option and an authorization to the broker or selling agent to pay that amount to the Company, which sale shall be at the participant's direction at the time of exercise. There shall be no such exercise at any one time as to fewer than one hundred (100) shares or all of the remaining shares then purchasable by the person or persons exercising the option, if fewer than one hundred (100) shares. The Company's transfer agent shall, on behalf of the Company, prepare a certificate or certificates representing such shares acquired pursuant to exercise of the option, shall register the optionee as the owner of such shares on the books of the Company and shall cause the fully executed certificate(s) representing such shares to be delivered to the optionee as soon as practicable after payment of the option price in full. The holder of an option shall not have any rights of a stockholder with respect to the shares covered by the option, except to the extent that one or more certificates for such shares shall be delivered to him or her upon the due exercise of the option. The Company shall not be required to issue fractional shares upon the exercise of the Option.

   10.  Unvested Share Repurchase Option.
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   (a)  Vested Shares and Unvested Shares Defined.  The total number of shares
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multiplied by the Vested Ratio as set forth in the agreement relating to an option are "Vested Shares." For purposes of this paragraph 10, the "Unvested Shares" are the number of shares acquired upon exercise of the option in excess of the Vested Shares.

   (b)  Unvested Share Repurchase Option.  In the event the optionee ceases to
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be a member of the Board for any reason, with or without cause, or if the optionee or the optionee's legal representative attempts to sell, exchange, transfer, pledge, or otherwise dispose of (other than pursuant to an ownership change) any shares acquired upon exercise of the option which exceed the optionee's Vested Shares, the Company shall have the right to repurchase the Unvested Shares under the terms and subject to the conditions set forth in this paragraph 10 (the "Unvested Share Repurchase Option").

   (c)  Exercise of Unvested Share Repurchase Option.  The Company may exercise
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the Unvested Share Repurchase Option by written notice to the optionee within sixty (60) days after (i) the optionee ceases to be a member of the Board or
(ii) the Company has received notice of the attempted disposition. If the Company fails to give notice within such sixty (60) day period, the Unvested Share Repurchase Option shall terminate unless the Company and the optionee have extended the time for the exercise of the Unvested Share Repurchase Option. The Unvested Share Repurchase Option must be exercised, if at all, for all of the Unvested Shares, except as the Company and the optionee otherwise agree.
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   (d)  Payment for Shares and Return of Shares.  Payment by the Company to the
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optionee shall be made in cash within thirty (30) days after the date of the mailing of the written notice of exercise of the Unvested Share Repurchase Option. For purposes of the foregoing, cancellation of any indebtedness of the optionee to the Company shall be treated as payment to the optionee in cash to the extent of the unpaid principal-and any accrued interest canceled. The purchase price per share being repurchased by the Company shall be an amount equal to the optionee's original cost per share, as adjusted pursuant to paragraph 13. The shares being repurchased shall be delivered to the Company by the optionee at the same time as the delivery of the purchase price to the optionee.

   (e)  Assignment of Unvested Share Repurchase Option.  The Company shall have
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the right to assign the Unvested Share Repurchase Option at any time, whether or not such option is then exercisable, to one (1) or more persons as may be selected by the Company.

11.  Escrow.
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   (a)  Establishment of Escrow.  To insure shares subject to the Unvested Share
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Repurchase Option will be available for repurchase, the Company may require the optionee to deposit the certificate or certificates evidencing the shares which the optionee purchases upon exercise of the option with an escrow agent designated by the Company. If the Company does not require such deposit as a condition of exercise of the option, the Company reserves the right at any time to require the optionee to so deposit the certificate or certificates in escrow. The Company shall bear the expenses of the escrow.

   (b)  Delivery of Shares to Optionee.  Upon the written request by the
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optionee to the Company, the Company will instruct the agent to deliver to the optionee as soon as practicable the shares no longer subject to such Unvested Share Repurchase Option restrictions.

   (c)  Notices and Payments.  In the event the shares held in escrow are
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subject to the Company's exercise of the Unvested Share Repurchase Option, the notices required to be given to the optionee shall be given to the escrow agent and any payment required to be given to the optionee shall be given to the escrow agent. Within thirty (30) days after payment by the Company, the escrow agent shall deliver the shares which the Company has purchased to the Company and shall deliver the payment received from the Company to the optionee.

   (d)  Stock Dividends Subject to Option Agreement.  If, from time to time,
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there is any Adjustment as defined in paragraph 13 or other change in the character or amount of any of the outstanding stock of the Company which is subject to the provisions of this option then in such event any and all new substituted or additional securities to which the optionee is entitled by reason of the optionee's ownership of the shares acquired upon exercise of the option shall be immediately subject to the Unvested Share Repurchase Option with the same force and effect as the shares subject to the Unvested Share Repurchase Option immediately before such event.

12.  Legends.  The Company may at any time place legends referencing the
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Unvested Share Repurchase Option set forth in paragraph 10 above and any applicable federal or state securities
law restrictions on all certificates representing shares of stock subject to the provisions of this option. The optionee shall, at the request of the Company, promptly present to the Company any and all certificates representing shares acquired pursuant to the option in the possession of the optionee in order to effectuate the provisions of this paragraph. Unless otherwise specified by the Company, legends placed on such certificates may include, but shall not be limited to, the following:

  "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AN UNVESTED SHARE REPURCHASE OPTION IN FAVOR OF THE CORPORATION OR ITS ASSIGNEE SET FORTH IN AN AGREEMENT BETWEEN THE CORPORATION AND THE REGISTERED HOLDER, OR SUCH HOLDER'S PREDECESSOR IN INTEREST, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THIS CORPORATION."


13.  Adjustments Upon Changes in Capitalization and Other Events.  Upon the
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occurrence of any of the following events, an optionee's rights with respect to options granted to him or her hereunder shall be adjusted as hereinafter provided:

   (a) Stock Dividends and Stock Splits.  If the shares of Common Stock shall be
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subdivided or combined into a greater or smaller number of shares or if the
Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of options shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

   (b) Recapitalization Adjustments.  If the Company is to be consolidated with
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or acquired by another entity in a merger, sale of all or substantially all of the Company's assets or otherwise, each option granted under this plan which is outstanding but unvested as of the effective date of such event shall become vested in full thirty (30) days prior to the effective date of such event. In the event of a reorganization, recapitalization, merger, consolidation, or any other change in the corporate structure or shares of the Company, to the extent permitted by Rule 16b-3 under the Securities Exchange Act of 1934, adjustments in the number and kind of shares authorized by this Plan and in the number and kind of shares covered by, and in the option price of outstanding options under this Plan necessary to maintain the proportionate interest of the optionee and preserve, without exceeding, the value of such option, shall be made. Notwithstanding the foregoing, no such adjustment shall be made which would, within the meaning of any applicable provisions of the Internal Revenue Code of 1986, as amended, constitute a modification, extension or renewal of any Option or a grant of additional benefits to the holder of an Option.

   (c) Issuances of Securities.  Except as expressly provided herein, no
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issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to options. No adjustments shall be made for dividends paid in cash or in property other than securities of the Company.

   (d) Adjustments.  Upon the happening of any of the foregoing events, the
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class and aggregate number of shares set forth in paragraph 2 of this Plan that are subject to options which previously have been or subsequently may be granted under this Plan shall also be appropriately adjusted to reflect such events.
The Board shall determine the specific adjustments to be made under this paragraph 13 and its determination shall be conclusive.

14.  Restrictions on Issuance of Shares.  Notwithstanding the provisions of
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paragraphs 4, 9 and 10 of this Plan, the Company shall have no obligation to deliver any certificate or certificates upon exercise of an option until one of the following conditions shall be satisfied:

   (a) The issuance of shares with respect to which the option has been exercised is at the time of the issue of such shares effectively registered under applicable Federal and state securities laws as now in force or hereafter amended; or
   (b) Counsel for the Company shall have given an opinion that the issuance of such shares is exempt from registration under Federal and state securities laws as now in force or hereafter amended; and the Company has complied with all applicable laws and regulations with respect thereto, including without limitation all regulations required by any stock exchange upon which the Company's outstanding Common Stock is then listed.

15.  Legend on Certificates.  The certificates representing shares issued
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pursuant to the exercise of an option granted hereunder shall carry such appropriate legend, and such written instructions shall be given to the Company's transfer agent, as may be deemed necessary or advisable by counsel to the Company in order to comply with the requirements of the Securities Act of 1933 or any state securities laws.

16.  Representation of Optionee.  If requested by the Company, the optionee
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shall deliver to the Company written representations and warranties upon exercise of the option that are necessary to show compliance with Federal and state securities laws, including representations and warranties to the effect that a purchase of shares under the option is made for investment and not with a view to their distribution (as that term is used in the Securities Act of 1933).

17.  Option Agreement.  Each option granted under the provisions of this Plan
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shall be evidenced by an option agreement, which agreement shall be duly executed and delivered on behalf of the Company and by the optionee to whom such option is granted. The option agreement shall contain such terms, provisions and conditions not inconsistent with this Plan as may be determined by the officer executing it.

18.  Termination and Amendment of Plan.  Options may no longer be granted under
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this Plan after August 17, 2009, and this Plan shall terminate when all options granted or to be granted hereunder are no longer outstanding. The Board may at any time terminate this Plan or make such modification or amendment thereof as it deems advisable; provided, however, that the Board may not, without approval by the affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy and entitled to vote at a meeting, (a) increase the maximum number of shares for which options may be granted under this Plan (except by adjustment pursuant to Section 10), (b) materially modify the requirements as to eligibility to participate in this Plan, (c) materially increase benefits accruing to option holders under this Plan, (d) change the provisions of this Plan regarding the termination of the options or the times when they may be exercised, (e) change the designation of the class of persons eligible to receive options, or otherwise change paragraph 4, or (f) amend this Plan in any manner which would cause Rule 16b-3 under the Securities Exchange Act (or any successor or amended provision thereof) to become inapplicable to this Plan; and provided further
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that the provisions of this Plan specified in Rule 16b-3(c)(2)(ii)(A) (or any successor or amended provision thereof) under the Securities Exchange Act of 1934 (including without limitation, provisions as to eligibility, amount, price and timing of awards) may not be amended more than once every six months, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act, or the rules thereunder. Termination or any modification or amendment of this Plan shall not, without consent of a participant, affect his or her rights under an option previously granted to him or her.

19.  Withholding of Income Taxes.  Upon the exercise of an option, the Company,
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in accordance with Section 3402(a) of the Internal Revenue Code, may require the optionee to pay withholding taxes in respect of amounts considered to be compensation includible in the optionee's gross income.

20.  Compliance with Regulations.  It is the Company's intent that the Plan
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comply in all respects with Rule 16b-3 under the Securities Exchange Act of 1934
(or any successor or amended provision thereof) and any applicable Securities and Exchange Commission interpretations thereof. If any provision of this Plan is deemed not to be in compliance with Rule 16b-3, the provision shall be null and void.

21.  Governing Law.  The validity and construction of this Plan and the
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instruments evidencing options shall be governed by the laws of the State of
Delaware, without giving effect to the principles of conflicts of law thereof.

22.  Approval of Board of Directors and Stockholders of the Company.
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   The Plan was adopted by the Board of Directors on August 17, 1999 and the stockholders of the Company as of _____________.